UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2025

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange
7.00% Tangible Equity Units	BKDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Director Appointment

On April 23, 2025, the board of directors (the “Board”) of Brookdale Senior Living Inc. (the “Company”) temporarily increased the number of directors of the Company to nine directors and appointed Joshua Hausman to the Board to fill the resulting vacancy, effective April 24, 2025. As previously reported, Frank M. Bumstead, a member of the Board, has informed the Board that he will not stand for re-election at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Accordingly, the number of directors of the Company will automatically return to eight directors upon the expiration of Mr. Bumstead’s term at the 2025 Annual Meeting. Mr. Bumstead’s decision to not stand for re-election to the Board is not due to any disagreement with the Company or the Board.

Mr. Hausman’s membership on any committee of the Board has not been determined at this time. Mr. Hausman will serve as a member of the Board until the 2025 Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. The Board has determined that Mr. Hausman qualifies as an independent director under the listing standards of the New York Stock Exchange and applicable Securities and Exchange Commission rules.

Mr. Hausman has more than 20 years of experience in investing, capital markets, and finance. Mr. Hausman spent two decades with Onex Corporation, serving from 2004 to February 2025 and ultimately serving as Managing Director for Onex Partners, the upper-middle market private equity platform of Onex Corporation, from 2013 until his departure. He led Onex Partners’ North American healthcare investment activities, including advising portfolio company management teams and evaluating growth and operating efficiency opportunities. Prior to Onex Corporation, Mr. Hausman was an Associate in the Healthcare Investment Banking group at Banc of America Securities, where he provided capital raising and advisory services to healthcare companies. Since April 2025, Mr. Hausman has been Managing Partner at MHJ Capital Partners. Currently, he serves on the Board of Directors of Newport Healthcare and SCP Health. He has previously held board positions at privately owned and publicly traded healthcare services companies, including BrightSpring Health Services, Genesis HealthCare, Inc., and the Center for Diagnostic Imaging. He holds an A.B. in Economics (cum laude) from Harvard College.

Mr. Hausman has not engaged in any transaction with the Company during the last fiscal year, and does not propose to engage in any transaction, that would be reportable under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Hausman and any other person pursuant to which he was appointed to serve as a member of the Board. Mr. Hausman will participate in the Company’s standard compensation program for non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024. The Company will also enter into the Company’s standard form of indemnification agreement with Mr. Hausman.

Item 7.01 Regulation FD Disclosure.

On April 24, 2025, the Company issued a press release announcing the foregoing updates described in Item 5.02. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 24, 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company plans to file proxy materials with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the Company's 2025 Annual Meeting. Prior to the 2025 Annual Meeting, the Company will file a definitive proxy statement (the "Proxy Statement") together with a BLUE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY

OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the BLUE proxy card) when filed by the Company with the SEC at the SEC's website (http://www.sec.gov) or at the Company's website at https://brookdaleinvestors.com or by contacting Chad White, Executive Vice President, General Counsel and Secretary, by phone at (615) 221-2250, by email at CWhite@brookdale.com or by mail at Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, TN 37027.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company, its directors and certain of its executive officers and other employees may be deemed to be "participants" (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the 2025 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 29, 2024. To the extent holdings of such participants in the Company's securities have changed since the amounts described in the 2024 proxy statement, such changes have been reflected in the following Statements of Beneficial Ownership on Form 3 and Statements of Change in Beneficial Ownership on Form 4 filed with the SEC with respect to the Company: Form 3, filed by Claudia Drayton on June 27, 2024; Form 3, filed by Elizabeth Mace on June 27, 2024; Form 3, filed by Ray Leisure on August 14, 2024; Form 4, filed by Jordan Asher on May 23, 2024; Form 4, filed by Claudia Drayton on August 7, 2024 and February 14, 2025; Form 4, filed by Elizabeth Mace on August 7, 2024 and February 14, 2025; Form 4, filed by Benjamin Ricci on August 21, 2024, February 14, 2025 and March 3, 2025; Form 4, filed by Jordan Asher on August 30, 2024 and February 14, 2025; Form 4, filed by Ray Leisure on October 29, 2024, February 14, 2025 and March 3, 2025; Form 4, filed by Lee Wielansky on December 6, 2024, February 14, 2025 and March 10, 2025; Form 4, filed by Frank Bumstead on February 14, 2025; Form 4, filed by Vicki Freed on February 14, 2025; Form 4, filed by Denise Wilder Warren on February 14, 2025; Form 4, filed by Todd Kaestner on February 14, 2025 and March 3, 2025; Form 4, filed by Chad White on February 14, 2025, March 3, 2025 and March 7, 2025; Form 4, filed by George Hicks on February 14, 2025 and March 3, 2025; Form 4, filed by Jaclyn Pritchett on February 14, 2025 and March 3, 2025; Form 4, filed by Dawn Kussow on February 14, 2025 and March 3, 2025; Form 3 filed by Mark Fioravanti on April 21, 2025; and Form 4 filed by Mark Fioravanti on April 21, 2025. These filings can be found at the SEC's website at www.sec.gov. Additionally, Jessica Hazel, Vice President of Investor Relations, and Joshua Hausman, Independent Director, may be deemed participants in the solicitation. Ms. Hazel is the beneficial owner of 44,439 shares of common stock. Mr. Hausman does not own any shares of common stock. More detailed and updated information regarding the identity of participants in the solicitation, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Proxy Statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	April 24, 2025	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary